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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) May 11, 2005

                  Citigroup Commercial Mortgage Securities Inc.

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                              333-108125             13-3439681
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(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)          Identification No.)

388 Greenwich Street, New York, New York             10013
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(Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code  (212) 816-6000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8 -- Other Events

Item 8.01.  Other Events.

It is expected that during June 2005, a single series of certificates, expected to be entitled, Citigroup Commercial Mortgage Trust 2005-C3, Commercial Mortgage
Pass-Through Certificates, Series 2005-C3 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be entered into by and among Citigroup Commercial Mortgage
Securities Inc. (the "Registrant"), a master servicer, a special servicer and a trustee. It is expected that certain classes of the Certificates (the
"Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-108125) and sold to one or more underwriters (each an "Underwriter") including Citigroup Global Markets Inc.
("CGMI"), pursuant to an underwriting agreement (the "Underwriting Agreement")
to be entered into by and between the Registrant and the Underwriter(s).

     In connection with the expected sale of the Underwritten Certificates, CGMI has advised the Registrant that it has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered
"Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange
Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I,
Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and
the no-action letter dated May 27, 1994 issued by the Division of Corporation
Finance of the Commission to the Public Securities Association) and "ABS Term
Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities
Association).

     The Computational Materials and ABS Term Sheets attached hereto have been prepared and provided to the Registrant by CGMI. The information in such
Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten
Certificates and by any other information subsequently filed with the
Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

Section 9 -- Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.       Description

99.1              Computational Materials and ABS Term Sheets prepared by
                  Citigroup Global Markets Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:   May 12, 2005

                                           CITIGROUP COMMERCIAL MORTGAGE
                                           SECURITIES INC.

                                           By: /s/ Angela Vleck
                                               ---------------------------------
                                               Name:  Angela Vleck
                                               Title: Managing Director

                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.
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99.1          Computational Materials and ABS Term Sheets prepared by Citigroup
              Global Markets Inc.